UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014
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MasterCard Incorporated (Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of stockholders (the “Annual Meeting”) of MasterCard Incorporated (the “Company”) was held on June 3, 2014. Holders of the Company’s Class A common stock, par value $0.0001 (“Class A common stock”), at the close of business on April 9, 2014 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 986,696,249 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following 13 director nominees to serve on the Company’s Board of Directors (the “Board”) as directors for a one-year term expiring on the date of the Company’s 2015 annual meeting of stockholders:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Richard Haythornthwaite	912,463,572	1,439,269	2,981,262	69,812,146
Ajay Banga	912,379,976	1,527,251	2,976,876	69,812,146
Silvio Barzi	912,373,561	1,496,180	3,014,362	69,812,146
David R. Carlucci	911,865,053	2,008,181	3,010,869	69,812,146
Steven J. Freiberg	912,454,999	1,422,251	3,006,853	69,812,146
Julius Genachowski	911,723,112	2,191,600	2,969,391	69,812,146
Merit E. Janow	911,708,130	2,204,495	2,971,478	69,812,146
Nancy J. Karch	836,477,058	76,512,261	3,894,784	69,812,146
Marc Olivié	912,344,299	1,517,192	3,022,612	69,812,146
Rima Qureshi	909,357,144	4,532,548	2,994,411	69,812,146
José Octavio Reyes Lagunes	912,419,214	1,454,788	3,010,101	69,812,146
Jackson P. Tai	794,819,903	118,133,085	3,931,115	69,812,146
Edward Suning Tian	911,397,871	1,555,342	3,930,890	69,812,146
2. The holders of Class A common stock approved MasterCard’s executive compensation on an advisory basis:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
877,803,214	28,715,048	10,365,841	69,812,146
3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
976,466,456	7,716,299	2,513,494	—

Item 8.01 Other Events.

On June 3, 2014, at the annual meeting, two new directors, Julius Genachowski and Merit E. Janow, were each elected to serve on the Board. Effective upon election, the Board appointed Mr. Genachowski to its Human Resources and Compensation Committee and Ms. Janow to its Nominating and Corporate Governance Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 3, 2014	By:	/s/ Bart S. Goldstein
Bart S. Goldstein
Corporate Secretary and Senior Associate General Counsel

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